Exhibit 32.1

Certification of the Principal Financial and Accounting Officer of Milwaukee
Iron Arena Football, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Milwaukee Iron Arena Football, Inc. (the "Company") for the fiscal year ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Richard Astrom, Principal Financial and Accounting Officer of Milwaukee Iron Arena Football, Inc. , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 14, 2013

/s/ RICHARD ASTROM
Richard Astrom
Principal Financial Officer
Principal Accounting Officer